Exhibit 10.2

EXECUTION VERSION

AMENDMENT NO. 1

TO

SHAREHOLDERS AGREEMENT

This Amendment No. 1 (this “Amendment”) to the Shareholders Agreement is made and entered into as of April 21, 2015, by and among Cambridge Holdco, Inc., a Marshall Islands corporation (“Holdco”), Por Liu, a natural person (the “Parakou Shareholder”), and Benjamin Gordon, a natural person (the “Cambridge Stockholder” and, together with the Parakou Shareholder, the “Shareholders”).

WHEREAS, Parent, Holdco, Merger Sub, the Company and the Shareholder are parties to that certain Shareholders Agreement, dated as of December 1, 2014 (the “Shareholders Agreement”); and

WHEREAS, the parties hereto desire to amend certain terms of the Shareholders Agreement in accordance with Section 3(a) of the Shareholders Agreement as set forth below.

AGREEMENT

NOW THEREFORE, in consideration of the foregoing and the mutual covenants and agreements herein contained, and intending to be legally bound hereby, each of the parties hereto hereby agrees as follows:

1.	Definitions. Capitalized terms contained in this Amendment, but not specifically defined in this Amendment, shall have the meanings ascribed to such terms in the Shareholders Agreement.

2.	Amendment to Shareholders Agreement.

(a)	Section 2(a)(i) of the Shareholders Agreement is hereby amended by replacing “35%” with “20%”.

(b)	Section 2(a)(ii) of the Shareholders Agreement is hereby amended by replacing “35%” with “20%”, and 20% with “15%”.

(c)	Section 2(a)(iii) of the Shareholders Agreement is hereby amended by replacing “20%” with “15%”.

3.	Full Force and Effect. Except as expressly modified by this Amendment, all of the terms, covenants, agreements, conditions and other provisions of the Shareholders Agreement shall remain in full force and effect in accordance with their respective terms. This Amendment is limited precisely as written and shall not be deemed to be an amendment to any other term or condition of the Shareholders Agreement or any of the documents referred to therein. As used in the Shareholders Agreement, the terms “this Agreement”, “herein”, “hereinafter”, “hereunder”, “hereto” and words of similar import shall mean and refer to, from and after the date hereof, unless the context otherwise requires, the Shareholders Agreement as amended by this Amendment.

4.	Miscellaneous. The provisions of Section 3 of the Shareholders Agreement shall apply to this Amendment mutatis mutandis, and to the Shareholders Agreement as modified by this Amendment, taken together as a single agreement, reflecting the terms as modified hereby.

[Signature page follows]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the date first written above by their respective officers thereunto duly authorized.

CAMBRIDGE HOLDCO, INC.

By	/s/ Benjamin Gordon
Name:	Benjamin Gordon
Title:	Chief Executive Officer

/s/ Por Liu
POR LIU

/s/ Benjamin Gordon
BENJAMIN GORDON